UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2007

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The disclosure required by this item is included in Item 7.01 of this Current Report and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The Williams Companies, Inc. (NYSE:WMB) amends its Form 8-K filed February 22, 2007, in which it announced its financial results for the quarter and year ended Deccember 31, 2006, in order to amend Exhibit 99.1. In Exhibit 99.1, the press release headlined Williams Reports Fourth-Quarter and Full-Year 2006 Financial Results, Williams incorrectly stated its consolidated segment profit guidance for 2008.

In the third paragraph under the subhead ‘Guidance Through 2008,’ the first sentence should read as follows: In 2008, Williams expects consolidated segment profit of $2.13 billion to $2.98 billion on a recurring basis adjusted for the effect of mark-to-market accounting.

Earlier, the same sentence read: In 2008, Williams expects consolidated segment profit of $2.20 billion to $2.88 billion on a recurring basis adjusted for the effect of market-to-market accounting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

February 22, 2007	By:	Brian K. Shore

Name: Brian K. Shore
Title: Corporate Secretary